SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934
                         (Amendment No.             )

      Filed by the Registrant  [X]

      Filed by a Party other than the Registrant  [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to S240.14a-11(c)
            or S240.14a-12

                        CARRINGTON LABORATORIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules
            14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            -----------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------
        3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth
            the amount on which the filing fee is calculated and
            state how it was determined):
            -----------------------------------------------------------------
        4)  Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------
        5)  Total fee paid:
            -----------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
            -----------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:
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        3)  Filing Party:
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        4)  Date Filed:
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
                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 20, 2004


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 20, 2004, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

    (1) To elect two persons to serve as directors of the Company for terms expiring at the annual meeting of shareholders in 2005, and to elect two persons to serve as directors of the Company for terms expiring at the annual meeting of shareholders in 2007;

    (2) To consider and vote upon a proposal to approve amendments to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock issuable under the plan from 1,000,000 to 1,250,000 shares;

    (3) To consider and vote upon a proposal to approve the Company's 2004 Stock Option Plan to replace the Company's 1995 Stock Option Plan; and

    (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 22, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2003 and financial statements for the fiscal year ended December 31, 2003 are contained in the accompanying 2003 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board

 Irving, Texas
 April 13, 2004

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300


                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 20, 2004

    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 20, 2004. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 28, 2004.


                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 22, 2004 (the "Record Date"). At the close of business on the Record Date, the Company had 10,519,316 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.

                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the persons named as nominees under the caption "Election of Directors" as directors of the Company, (ii) for the proposal to approve an amendment to the Company's Employee Stock
 Purchase Plan to increase the aggregate number of shares of Common Stock issuable under that plan from 1,000,000 to 1,250,000 shares and (iii) for the proposal to approve the Company's 2004 Stock Option Plan to replace the Company's 1995 Stock Option Plan.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.


                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.


                           PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of March 31, 2004, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------
 Thomas J. Marquez                         925,908(1)              8.8%
    c/o Carrington Laboratories, Inc.
    2001 Walnut Hill Lane
    Irving, Texas  75038

 ------------------------------------
 (1) Includes 39,300 shares held in a trust controlled by Mr. Marquez and 130,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.


               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The four nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting. The shares represented by a broker non-vote (or other limited proxy) as to the proposals to approve the amendment to the Company's Employee Stock Purchase Plan and to approve the Company's 2004 Stock Option Plan, will not be entitled to vote on those proposals at the meeting and therefore will not be considered a part of the voting power present with respect to such proposals. Thus, the effect of such non-votes with respect to any of such proposals will be to reduce the number of affirmative votes required to approve the proposal and the number of negative votes required to block such approval. Abstentions with respect to any of such proposals will effectively count as a vote against such proposal.


                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be seven.

    At the meeting, four directors will be elected. All duly submitted and unrevoked proxies will be voted for the nominees selected by the Board of Directors, except where authorization to so vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated Thomas J. Marquez and Selvi Vescovi for election as directors at the annual meeting, to serve three-year terms expiring at the annual meeting of shareholders in 2007. Mr. Marquez and Mr. Vescovi are currently directors of the Company, with terms expiring at the 2004 annual meeting, and each has consented to serve as a director if elected.

    The Board of Directors has also nominated Ronald R. Blanck, D.O. and Edwin Meese, III for election as directors at the annual meeting to serve one-year terms expiring at the annual meeting of shareholders in 2005, and each has consented to serve as a director if elected. Dr. Blanck and Mr. Meese were appointed to the Board of Directors subsequent to the Company's 2003 annual meeting of shareholders, in accordance with the Company's Bylaws. In order to keep the number of directors constituting each class as equal as possible, the Board of Directors has nominated Dr. Blanck and Mr. Meese for election to one-year terms. The Board of Directors expects to nominate Dr. Blanck and Mr. Meese for election as directors at the annual meeting of shareholders in 2005 to serve three-year terms expiring in 2008.

    The other three directors of the Company have been elected to terms that do not expire at the 2004 annual meeting. R. Dale Bowerman is currently serving a term expiring in 2005, and George DeMott and Carlton E. Turner, Ph.D., D.Sc. are currently serving terms expiring in 2006.

    Information as of March 31, 2004 about all seven directors of the Company, including the current nominees, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 64, has served as a director of the Company since January 1990. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, L.L.C. from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system.

    GEORGE DEMOTT, 71, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    THOMAS J. MARQUEZ, 65, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 63, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 73, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994.

    RONALD R. BLANCK, D.O., 62, has served as director of the Company since June 2003. Dr. Blanck, a retired U.S. Army Lt. General, has been the president of the University of North Texas Health Science Center at Fort Worth since August 2000 where he oversees a growing academic health center that includes the Texas College of Osteopathic Medicine, Graduate School of Biomedical Sciences and School of Public Health. Dr. Blanck is a graduate of the Philadelphia College of Osteopathic Medicine and is board certified in internal medicine. He began his military career in 1968 as a medical officer and battalion surgeon in Vietnam. He retired 32 years later as the Surgeon General of the U.S. Army and commander of the U.S. Army Medical Command with more than 46,000 military personnel and 26,000 civilian employees throughout the world.

    EDWIN MEESE, III, 72, has served as director of the Company since June 2003. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation, a Washington-based public policy research and education institution where he also serves as Chairman of the Center for Legal and Judicial Studies. Additionally, he is a Distinguished Visiting Fellow at the Hoover Institution, Stanford University, California, and a Distinguished Senior Fellow at The University of London's Institute of United States Studies. In addition, Mr. Meese lectures, writes and consults throughout the United States on a variety of subjects. Mr. Meese served as the 75th Attorney General of the United States from February 1985 to August 1988. From January 1981 to February 1985 he held the position of Counsellor to the President. As Attorney General and as Counsellor, Mr. Meese was a member of the President's Cabinet and the National Security Council. He served as Chairman of the Domestic Policy Council and of the National Drug Policy Board. During the 1980 Presidential campaign, Mr. Meese served as Chief of Staff and Senior Issues Advisor for the Reagan-Bush Committee. Formerly, Mr. Meese served as Governor Reagan's Executive Assistant and Chief of Staff in California from 1969 through 1974 and as Legal Affairs Secretary from 1967 through 1968. Before joining Governor Reagan's staff in 1967, Mr. Meese served as Deputy District Attorney in Alameda County, California. From 1977 to 1981, Mr. Meese was a professor of Law at the University of San Diego, where he also was Director of the Center for Criminal Justice Policy and Management. In addition to his background as a lawyer, educator and public official, Mr. Meese has been a business executive in the aerospace and transportation industry, serving as Vice President for Administration of Rohr Industries, Inc. in Chula Vista, California. He left Rohr to return to the practice of law, engaging in corporate and general legal work in San Diego County. Mr. Meese is a graduate of Yale University, Class of 1953, and holds a law degree from the University of California at Berkeley. He is a retired Colonel in the United States Army Reserve. He is active in numerous civic and educational organizations and is the Chairman of the governing board of George Mason University in Northern Virginia.

    The Board of Directors recommends that shareholders vote FOR the election of Thomas J. Marquez, Selvi Vescovi, Ronald R. Blanck, D.O., and Edwin Meese, III as directors of the Company.


                PROPOSAL TO AMEND EMPLOYEE STOCK PURCHASE PLAN

 Introduction

    At the annual meeting in 1993, the shareholders of the Company approved the adoption of the Carrington Laboratories, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). Later in 1993, the Board adopted, and in 1994 the shareholders approved, the first amendment to the Purchase Plan. Additional amendments to the Purchase Plan were adopted by the Board in 1995, and no shareholder approval of those amendments was required or sought. At the annual meeting in 2001, the shareholders of the Company approved an additional amendment to the Purchase Plan. A copy of the Purchase Plan as currently in effect is attached to this Proxy Statement as Appendix A. The description in this Proxy Statement of the Purchase Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Purchase Plan as set forth in Appendix A.

 Purchase Plan Amendments

    On March 12, 2004, the Board of Directors adopted an amendment to the Purchase Plan (the "Purchase Plan Amendment"). The Purchase Plan Amendment amends Section 3 of the Purchase Plan to increase the maximum number of shares of Common Stock issuable under the Purchase Plan from 1,000,000 to 1,250,000 shares. Through March 31, 2004, a total of 885,656 shares of Common Stock have been purchased under the Purchase Plan. The purpose of increasing the number of shares covered by the Purchase Plan is to enable the Company to continue to sell shares of its Common Stock to its employees on terms that are advantageous to them, and thereby to attract and retain desirable employees, encourage them to own shares of the Company's Common Stock, increase their personal interest in the Company's success and progress, and provide them with an additional incentive to enhance the value of the Company's Common Stock.

    Shareholders of the Company will be asked to approve the Purchase Plan Amendment at the annual meeting to be held on May 20, 2004. The Purchase Plan Amendment will not be effective unless approved by the shareholders. If the shareholders approve the Purchase Plan Amendment, the amendment so approved will become effective on the date of that approval.

    The closing sales price of the Company's common stock on March 31, 2004, as reported by Nasdaq, was $4.25 per share.

 Description of the Purchase Plan as Currently in Effect

    Each full-time employee, including any officer, of the Company or its participating subsidiaries is eligible to participate in the Purchase Plan. For this purpose, a full-time employee is one whose customary employment is for more than 20 hours per week and for more than five months in any calendar year. Directors who are not employees of the Company are not eligible to participate in the Purchase Plan. As of March 31, 2004, approximately 258 persons were eligible to participate in the Purchase Plan, and 44 employees were participating. Each eligible employee who elects to participate in the Purchase Plan on or before any January 1, April 1, July 1 or October 1 (a "quarterly enrollment date") becomes a participant on that quarterly enrollment date and remains a participant until his or her participation is terminated. A participant may elect to contribute to the Purchase Plan during any year, through regular payroll deductions, not more than 10% nor less than 1% of his or her base compensation, as determined in accordance with the provisions of the Purchase Plan.

    The right of a participating employee to purchase shares of Common Stock under the Purchase Plan is referred to as an "option." An option is deemed granted to each participant on the later of January 1 of each year or the quarterly enrollment date on which the participant enrolled in the Purchase Plan (the "date of grant"). On the last business day of each month, each participant is deemed automatically to have exercised the current installment of his or her option, and the Company applies all the funds accumulated in the participant's account to the purchase from the Company of the largest possible number of whole shares of Common Stock. The purchase price of a share of a Common Stock purchased upon exercise of an installment of a Purchase Plan option is the lower of 85% of the Fair Market Value per share on the date of grant of the option or 85% of the Fair Market Value per share on the date on which the installment is deemed exercised. "Fair Market Value" is defined as the closing sales price of the Common Stock on the date in question, as reported on Nasdaq.

    No participant may be granted an option allowing the employee to purchase shares under the Purchase Plan (and any employee stock purchase plan of an affiliate of the Company) at a rate that exceeds $25,000 in Fair Market Value (determined at the time an option is granted) for each calendar year. In addition, no participant may be granted an option under the Purchase Plan if he or she would, immediately after the grant, own stock (including the stock purchasable under the option) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

    A participant may change his or her payroll deduction amount up to three times in respect of each year by delivering a new payroll deduction authorization form to the Company. Participants may withdraw from participation in the Purchase Plan at any time. Upon withdrawal, the balance in the participant's withholding account and any shares being held in custody for him or her are delivered to the participant. After an employee's participation in the Purchase Plan has been terminated, he or she may re-enroll as of any subsequent quarterly enrollment date on which he or she is an eligible employee, except that an employee will not be permitted to re-enroll until a quarterly enrollment date that is at least six months after the date of his or her withdrawal from the Purchase Plan.

    If an employee terminates employment with the Company for any reason, the employee will no longer be a participant in the Purchase Plan, the unexercised portion of any option held by the employee under the Plan will be deemed cancelled, the balance of the employee's withholding account and any shares being held in custody will be returned to the employee (or, in the event of the employee's death, to the executor or administrator of his or her estate) and he or she will have no further rights under the Purchase Plan. Transfers of employment among the Company and its affiliates and approved leaves of absence not exceeding 90 days will not be considered terminations of employment for purposes of the Purchase Plan.

    Shares of Common Stock purchased under the Purchase Plan are held in custody for the account of participants unless the Company has been requested by individual participants to deliver certificates representing their shares. A participant possesses all the rights and privileges of a shareholder of the Company with respect to the shares of Common Stock being held in custody under the Purchase Plan for his or her benefit and is entitled to receive all dividends, distributions and shareholder communications with respect to such shares. No fractional shares are issued under the Purchase Plan. Any balance of funds remaining in a participant's account following the exercise of any installment of an option is returned to the participant, except that any such balance representing a fractional share of Common Stock is retained in the withholding account and applied to the purchase of shares in the following month.

    No interest is payable on amounts held in withholding accounts, and the proceeds received by the Company upon exercise of options under the Purchase Plan constitute general funds of the Company. An option granted under the Purchase Plan is not transferable and is exercisable only by the participant to whom it is granted.

    In the event that the Company effects a split of the outstanding shares of Common Stock or a dividend payable in Common Stock, or that the outstanding Common Stock is combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Option Plan will be increased or decreased proportionately, and the shares subject to outstanding options and the purchase price per share of such options will be increased or decreased proportionally so that the aggregate purchase price for all the shares then subject to such options will remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including merger, consolidation or sale of assets) of the Company, the Board of Directors of the Company will make such adjustments, if any, as it deems appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Option Plan, to the extent permitted by applicable law.

    The Purchase Plan contains certain restrictions on resales of shares of Common Stock purchased under the plan. In addition, participants who are "affiliates" of the Company for purposes of the Securities Act of 1933 (the "Securities Act") may resell stock purchased under the Purchase Plan only in compliance with the registration requirements of the Securities Act or pursuant to an exemption therefrom, such as the exemption provided by Rule 144 under the Securities Act.

    The Purchase Plan is administered by a committee consisting of three or more employees of the Company appointed by the Board. The current members of that committee are Carlton E. Turner, Ph.D., D. Sc., President and Chief Executive Officer; Robert W. Schnitzius, Chief Financial Officer, Treasurer and Secretary; and Carol Kitchell, Human Resources Manager. Fees and expenses incurred in connection with the administration of the Purchase Plan are paid by the Company.

    The Board of Directors may at any time suspend, terminate, amend or modify the Purchase Plan, in whole or in part; provided, that no amendment or modification of the Purchase Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable. No termination or amendment of the Purchase Plan will adversely affect the rights of a participant under an option outstanding at the time of the termination or amendment, except with his or her consent.

 Federal Income Tax Consequences

    The following summary relates to U.S. federal income tax consequences only and applies to United States citizens and foreign persons who are United States residents. In addition to the income tax consequences described below, the acquisition, ownership or disposition of an option or shares of Common Stock acquired upon the exercise of an option under the Purchase Plan may have tax consequences under U.S. federal estate tax laws and various state and foreign laws that may be applicable to certain participants in the Purchase Plan. Since these tax consequences, as well as the U.S. tax consequences described below, may vary among employees depending on the particular facts and circumstances involved, each employee should consult his or her tax advisor with respect to the tax consequences of their purchase of Common Stock under the Plan and the sale of such Common Stock.

    The Purchase Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Tax Code"). Amounts deducted from the income of a participating employee under the Purchase Plan are included in the employee's income for the year in which such amounts would otherwise have been paid to the employee, and are deductible by the Company in that year. The employee does not recognize additional taxable income either (a) at the time options are granted pursuant to the Purchase Plan or (b) at the time installments of options are exercised under the Purchase Plan, and no further deduction is allowed to the Company at either time. A participant's basis in shares of Common Stock purchased under the Purchase Plan equals the amount paid for such shares. If the fair market value of the shares purchased under the Purchase Plan is less on the date of disposition or death than the amount paid for the shares, no amount will be included in the employee's gross income as ordinary income, and the full amount of any loss (assuming the shares are sold in an arm's length transaction) will be a capital loss.

    An employee who purchases shares of Common Stock pursuant to an option granted under the Purchase Plan and disposes of such shares more than two years after the date of grant of the option and more than one year after the date of exercise of the option, or who dies at any time while holding the shares, recognizes ordinary income at the time of disposition or death in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares at the time of the disposition or death over the amount paid for the shares, or (b) 15% of the fair market value of the shares at the time the option was granted. The Company is not entitled to a deduction in respect of any amount of ordinary income so recognized by the employee. The employee's basis in the shares disposed of is increased by the amount of ordinary income recognized. Any further gain recognized on the disposition is taxed as capital gain.

    An employee who purchases shares of Common Stock pursuant to an option under the Purchase Plan and disposes of such shares less than two years after date of grant of the option or less than one year after the date of exercise of the option recognizes ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise of the option over the amount paid for such shares or, if less, the gain on disposition. The Company is entitled to a deduction equal to the amount of ordinary income recognized by the employee. Any additional gain recognized by the employee on the disposition is short-term or long-term capital gain, depending on the employee's holding period for the shares transferred. If the employee's basis in the shares purchased under the Plan is greater than the amount received for the shares, the excess of the basis over the amount received will be a capital loss (assuming the shares are sold in an arm's length transaction).

    The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Tax Code.

 Recommendation of the Board of Directors

    The Board of Directors recommends that shareholders vote FOR the proposal to approve the amendment increasing the number of shares of Common Stock issuable under the Purchase Plan.


                        PROPOSAL TO APPROVE THE COMPANY'S
                             2004 STOCK OPTION PLAN

 Introduction

    On March 12, 2004, the Board adopted, subject to shareholder approval, the Carrington Laboratories, Inc. 2004 Stock Option Plan (the "Option Plan"). The Option Plan is intended to replace the Company's 1995 Stock Option Plan, upon its expiration in March 2005. A total of 500,000 shares of Common Stock are reserved for issuance under the Option Plan.

    A copy of the Option Plan, as adopted by the Board of Directors, is attached hereto as Appendix B. At the annual meeting to be held on May 20, 2004, the shareholders will be asked to consider and adopt a proposal to approve the Option Plan adopted by the Board of Directors, as reflected in Appendix B. The description in this Proxy Statement of the Option Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Option Plan attached hereto as Appendix B. The Option Plan will not be effective unless the proposal is adopted by the shareholders. If the shareholders approve the proposal, the Option Plan will be effective as of the date of its adoption by the Board of Directors.

 Purpose of the Option Plan

    The Option Plan is intended to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected employees, directors and consultants by giving such persons the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

 Description of the Option Plan

    The Option Plan authorizes the granting to employees of the Company and its affiliates of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Option Plan. The Option Plan also authorizes the granting of nonqualified stock options to purchase Common Stock to non-employee directors of the Company and to consultants of the Company and its affiliates. At March 31, 2004, there were 258 employees and six outside directors of the Company who would be eligible to be granted options under the Option Plan. At March 31, 2004 there were no consultants eligible to be granted options under the Option Plan.

     The Board of Directors or the Compensation and Stock Option Committee is responsible for the administration of the Option Plan and determines the employees, outside directors and consultants to be granted options, the period during which each option will be exercisable, the number of shares and exercise price of the Common Stock covered by each option and whether an option will be a nonqualified or an incentive stock option. The current members of the Compensation and Stock Option Committee are George DeMott, Chairman, R. Dale Bowerman and Selvi Vescovi.

     The term of each option granted to an employee under the Option Plan is determined by the Board of Directors or the Compensation and Stock Option Committee, but in no event may such term exceed 10 years from the date of grant. Unless otherwise stated in an option agreement, the unexpired portion of any option granted to an employee will expire and become null and void no later than the first to occur of: (a) the expiration of 10 years from the date the option is granted, (b) the expiration of 30 days from the date of the optionee's termination of employment with the Company or an affiliate for any reason other than retirement, death or disability, (c) the first anniversary of the optionee's termination of employment with the Company by reason of his death or disability, (d) the third anniversary of the optionee's retirement from the Company or an affiliate, or (e) the second anniversary of the optionee's death following the optionee's retirement from the Company or an affiliate. However, if an employee is terminated on account of fraud or intentional misrepresentation or on account of embezzlement, misappropriation or conversion of assets or opportunities of the Company or an affiliate, the unexpired portion of the option will terminate immediately. The exercise price for the purchase of shares subject to such an option cannot be less than 100% of the fair market value (as defined in the Option Plan) of the Common Stock on the date the option is granted. Furthermore, the exercise price for any incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate must be at least 110% of the fair market value of the Common Stock at the date of the grant. The Option Plan contains a $100,000 limitation on the value (determined at the grant date) of stock for which incentive stock options granted to any employee may become exercisable for the first time in any calendar year. In addition, the aggregate number of shares of Common Stock for which any employee may be granted options during any one calendar year may not exceed 50,000.

     The term of each option granted to an outside director under the Option Plan is determined by the Board of Directors or the Compensation and Stock Option Committee, but in no event may such term exceed 10 years from the date of grant. Unless the option agreement states otherwise, any option granted to an outside director shall remain effective during its entire term regardless of whether such director continues to serve as a director. However, if an outside director is terminated because of such outside director's fraud or intentional misrepresentation or on account of embezzlement, misappropriation or conversion of assets or opportunities of the Company or an affiliate, the unexpired portion of the option will terminate immediately. The purchase price per share of Common Stock under each option granted to an outside director will be the fair market value (as defined in the Option Plan) of such share on the date of grant.

      The term of each option granted to a consultant under the Option Plan is determined by the Board or Directors or the Compensation and Stock Option Committee, but in no event may such term exceed 10 years from the date of grant. Unless provided otherwise in an option agreement, the unexpired portion of any option granted to a consultant will expire on the earlier of
 (a) ten  years  from the  date  the option  was  granted or  (b)  the  first anniversary of the date of the consultant's death. Nonetheless, if a consultant is terminated because of the consultant's fraud or intentional misrepresentation or on account of embezzlement, misappropriation or conversion of assets or opportunities of the Company or an affiliate, the unexpired portion of the option will terminate immediately. The exercise price for the purchase of shares under each option granted to a consultant will be the fair market value (as defined in the Option Plan) of such share on the date of grant.

    Upon exercise of an option, the purchase price must be paid in full in cash or a cash equivalent acceptable to the Compensation and Stock Option Committee. However, at the request of an optionee and to the extent permitted by applicable law, the Company will approve reasonable arrangements with outside directors and their respective brokerage firms (and may in its sole and absolute discretion approve reasonable arrangements with employees and consultants and their respective brokerage firms) under which the optionee may exercise his option by delivering to the Company an irrevocable notice of exercise, together with such documents as the Company requires. Upon receipt of full payment in cash or an acceptable cash equivalent of the purchase price and any other amounts due upon exercise, the Company will deliver to the optionee's brokerage firm one or more certificates representing shares of Common Stock issued in respect of the exercise.

    No option granted pursuant to the Option Plan is transferable otherwise than by will and the laws of descent and distribution. Unpurchased shares of Common Stuck subject to options that have expired or terminated without being exercised in full are again available for grant under the Option Plan. No fractional shares of Common Stock will be issued or delivered under the Plan and no payment nor other adjustment will be made with respect to any fractional shares.

    In the event that the Company effects a split of the outstanding shares of Common Stock or a dividend payable in Common Stock, or that the outstanding Common Stock is combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Option Plan will be increased or decreased proportionately, and the shares subject to outstanding options and the purchase price per share of such options will be increased or decreased proportionally so that the aggregate purchase price for all the shares then subject to such options will remain the same as immediately prior to such split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including merger, consolidation or sale of assets) of the Company, the Board of Directors of the Company will make such adjustments, if any, as it deems appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Option Plan, to the extent permitted by applicable law.

    Upon the occurrence of a "change in control" of the Company, the maturity of all options then outstanding under the Option Plan will be accelerated automatically, so that all such options will become exercisable in full with respect to all shares that have not been previously exercised or become exercisable. No option will be accelerated if the optionee's employment or service terminates prior to the date of a change in control. If an option is not exercised upon a change in control, the Compensation and Stock Option Committee may, it its discretion, cancel any such option and pay the optionee an amount in cash equal to the excess, if any, of the aggregate fair market value of the shares of Common Stock subject to the option as of the date of the change in control over the option's exercise price. Alternatively, the Compensation and Stock Option Committee may provide a replacement option on such terms as it deems appropriate. A "change in control" is defined in the Option Plan and includes certain mergers, consolidations, reorganizations, sales of assets, or a dissolution of the Company, a change in the control of the Board of Directors or the acquisition by a shareholder of 20% or more of the Common Stock of the Company.

    Unless sooner terminated, the Option Plan will expire on March 12, 2014. The Board of Directors of the Company may alter, amend or terminate the Option Plan. However, no amendment will become effective without the approval of the shareholders of the Company if the Company (on the advice of counsel) determines that shareholder approval is necessary or desirable. No amendment or termination of the Option Plan may adversely affect the rights of an optionee under an option without the consent of such optionee.

 Federal Income Tax Consequences

    The following summary is based on an analysis of the Code as currently in effect and existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences, and the federal income tax consequences to an optionee may be either more or less favorable than those described below, depending on individual circumstances.

    Nonqualified Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Income recognized by optionees who are employees of the Company upon the exercise of nonqualified stock options will be considered compensation subject to withholding at the time such income is recognized, and therefore, the Company or one of its affiliates must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. The nonqualified stock options granted under the Option Plan are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to deduction limitations discussed below.

    The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

    Incentive Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant or the exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for such shares. If the optionee holds such shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, whichever is later, the optionee will recognize capital gain or loss upon sale of the shares received upon such exercise equal to the difference between the amount realized on such sale and the exercise price. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the purchased shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

    The excess of the fair market value of shares on the date of the exercise of an incentive stock option over the option price for such shares is an item of adjustment for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, an optionee may be subject to alternative minimum tax as a result of the exercise.

    The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares of stock received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the new deduction limitation described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

    Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to the officers for the year exceeds $1 million, unless the compensation is performance-based, is approved by the Company's shareholders and meets certain other criteria. Compensation attributable to a stock option is deemed to satisfy the requirements for performance-based compensation if (1) the grant is made by the Compensation and Stock Option Committee; (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (3) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant. The Plan has been designed to enable options granted by the Compensation and Stock Option Committee to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

      In addition, Section 280G of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Very generally, excess parachute payments arise from certain payments made to disqualified individuals which are in the nature of compensation and are contingent on certain changes in ownership or control of the Company. Disqualified individuals for this purpose include certain employees and independent contractors who are officers, stockholders or highly-compensated individuals. Accelerated vesting of options under the Plan upon a change in ownership or control of the Company could result in excess parachute payments. In addition to the deduction limitation applicable to the Company, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

    The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents. The U.S. tax consequences associated with the grant of options to nonresident aliens depends upon a number of factors including whether such grant is considered to be U.S. source income and whether the provisions of any treaty are applicable. The acquisition, ownership or disposition of units may also have tax consequences under various state and foreign laws. Since these tax consequences, as well as the federal income tax consequences described above, may vary from person to person depending upon the particular facts and circumstances involved, optionees should consult their own tax advisors with respect to the federal income tax consequences of the grant and exercise of options under the Option Plan, and also with respect to any tax consequences under applicable state and foreign laws.

 Recommendation of the Board of Directors

    The adoption of the Option Plan is conditioned on, and is of no force or effect unless it receives, approval by the requisite vote of shareholders of the Company. Accordingly, the Board of Directors recommends that the shareholders vote FOR the proposal to approve the Option Plan.


                  CORPORATE GOVERNANCE AND BOARD COMMITTEES

 Board Independence

    The Board of Directors has determined that, other than Dr. Turner, all of its current directors, including those standing for election at the 2004 annual meeting of shareholders, are "independent" as defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. (the "NASD"), as currently in effect.

 Board Structure and Committee Composition

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. Currently, the Board has seven directors and standing Executive, Audit, Compensation and Stock Option, and Board Governance and Nominating Committees. The membership and function of each committee is described below.

    During 2003, the Board of Directors held a total of seven meetings. Each director attended at least 75% of the aggregate of such meetings held during the period in which such director served and the meetings held by all committees on which such director served. The Board of Directors has adopted a policy concerning director attendance at annual meetings of the Company's shareholders. The Board expects all directors to attend annual meetings of the Company's shareholders. All of the directors attended the last annual meetings of shareholders.

 Executive Committee

    The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. During fiscal 2003, the Executive Committee held six meetings. All committee members attended all meetings held by the Executive Committee during 2003.

 Audit Committee

    The Board has established an Audit Committee for the purposes of reviewing the results and scope of, and the fees for, the annual audit, reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors, and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are
 R. Dale Bowerman (Chairman), Thomas J. Marquez and Selvi Vescovi.

    The Audit Committee works closely with management as well as the Company's independent auditors. A complete description of the Audit Committee's responsibilities is set forth in the Charter of the Audit Committee of the Board of Directors, which is attached hereto as Appendix C.

    The Board has determined that R. Dale Bowerman qualifies as an "audit committee financial expert" as defined in recently promulgated rules of the Securities and Exchange Commission. As noted above, the Board of Directors has determined that Mr. Bowerman is an independent director.

    During fiscal 2003, the Audit Committee held seven meetings. All committee members attended all meetings held by the Audit Committee during 2003.

 Compensation and Stock Option Committee

    The Board has established a Compensation and Stock Option Committee which serves as a compensation committee, makes recommendations to the Board with respect to compensation of executive officers of the Company, and is responsible for making grants of stock options under the Company's 1995 Stock Option Plan and, if adopted by the shareholders, the Company's 2004 Stock Option Plan. The current members of the Compensation and Stock Option Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. During fiscal 2003, the Compensation and Stock Option Committee held 1 meeting, which was attended by all committee members.

 Board Governance and Nominating Committee

    The current members of the Board Governance and Nominating Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. Since the Board Governance and Nominating Committee was created in May of 2003, the Board Governance and Nominating Committee did not hold any meetings during fiscal year 2003. The Board Governance and Nominating Committee assists the Board by identifying individuals qualified to become Board members, advises the Board concerning Board membership, leads the Board in an annual review, and recommends director nominees to the Board. A current copy of the Board Governance and Nominating Committee charter may be found on our website at www.carringtonlabs.com. Click on "Investor Relations" to find our "Corporate Governance" section of the website where the Board Governance and Nominating Committee charter is posted.

    The  Board Governance  and  Nominating Committee  has no  formal  written policy with respect to the consideration of candidates for director, including candidates recommended by shareholders. The Committee believes such a policy is not necessary because the Committee has not limited the sources from which it will receive recommendations for director candidates. To that end, the Committee will consider candidates recommended by shareholders of the Company who are entitled to vote for the election of directors at a shareholder meeting. Such shareholders may do so by sending a written request marked "Confidential" to the Chairman of the Board Governance and Nominating Committee, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Any such request should include information sufficient for the Committee to perform an initial evaluation of a recommended candidate's ability to serve as a director of the Company. The Committee will hold such recommendations until the Committee determines a new director is required. Shareholders who desire their recommendation to be considered in conjunction with the election of new directors, if any, at next year's annual meeting of shareholders should submit their recommendations so they are received not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

    Each shareholder recommendation must set forth: (a) the name and address of the shareholder who intends to make the nomination of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the written consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    The Board Governance and Nominating Committee annually evaluates the need for new members of the Board of Directors. When the Committee determines that new directors may be required, the Committee reviews recommendations previously received by the Committee from all sources, including recommendations from members of the Board of Directors as well as third parties not affiliated with the Company. If the Committee determines that it has no qualified candidates, the Committee will engage third party search firms to identify potential candidates, which firms would be paid market fees for the services they perform. Candidates passing the Committee's initial review are evaluated further through personal interviews and solicitation of third party recommendations. Candidates remaining at this point are then evaluated as to their ability to participate fully in the Board of Directors' schedule of meetings and to confirm their willingness to serve as a director of the Company. Thereafter, the Committee submits its recommendation to the Board of Directors with respect to those candidates the Committee believes should be included in the slate of directors to be recommended for nomination by the Board of Directors at the next annual meeting of shareholders. The Committee would apply this process whether or not the individual being evaluated was initially recommended by a shareholder.

    The Board Governance and Nominating Committee seeks to have a diverse Board of Directors comprised of individuals having a broad range of strengths and talents and the majority of whose members are independent of the Company and its management. The Committee believes that individuals recommended by the Committee for nomination to the Board of Directors should, at a minimum, possess sound business experience and judgment and high ethical standards. The Committee also believes that one or more of the Company's directors should possess substantial expertise in the areas of finance, governance and technical knowledge applicable to the industry.

 Shareholder Communications with the Board

    Shareholders interested in communicating with the Board of Directors may do so by writing to Chairman of the Board Governance and Nominating Committee, or Chairman of the Audit Committee, c/o Robert W. Schnitzius, Secretary, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038. Such communications, which should be marked as "Confidential," will be forwarded on an unopened basis to the addressee upon receipt.

 Code of Business Conduct and Ethics

    The Company has adopted a code of business conduct and ethics that applies to the Company's directors, executive officers and employees. A copy of the Company's code of business conduct and ethics may be found on our website at www.carringtonlabs.com. Click on "Investor Relations" to find our "Corporate Governance" section of the website where the code of business conduct and ethics is posted.


                               AUDIT DISCLOSURE

 Change in Independent Auditor

    As previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2003, on August 18, 2003, the Audit Committee of the Board of Directors of the Company dismissed the Company's independent auditor, Ernst & Young LLP, and appointed Grant Thornton LLP as its new independent auditor.

    During the Company's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the dismissal of Ernst & Young, there was no disagreement between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Ernst & Young on the consolidated financial statements of the Company as of and for the last two fiscal years ended December 31, 2002 neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young's letter to the Securities & Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16.1 to the Company's Current Report on Form 8-K, dated August 28, 2003. Representatives of Ernst & Young are not expected to be present at the Annual Meeting.

    During the Company's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the dismissal of Ernst & Young, the Company has not consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

    The Company expects one or more representatives of Grant Thornton LLP to attend the annual meeting, where they will be available to respond to appropriate questions. They will also have an opportunity to make a statement if they so desire.


 Audit Committee Report

      The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

      The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility.

 Independence of Audit Committee Members

      Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards and under applicable law.

 Review and Discussions

      The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2003 and all matters of importance. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Grant Thornton LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence, including all matters described in the written disclosures.

      The Audit Committee has considered whether Grant Thornton LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence with respect to the Company and has concluded that the performance of audit and non-audit services by that firm, within the parameters set by the Audit Committee, does not adversely affect its independence.

 Recommendation to Include Audited Financial Statements in Annual Report

      Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

 Date:  March 3, 2004                    AUDIT COMMITTEE

                                         /s/ R. Dale Bowerman
                                         R. Dale Bowerman, Chairman

                                         /s/ Thomas J. Marquez
                                         Thomas J. Marquez

                                         /s/ Selvi Vescovi
                                         Selvi Vescovi


 Fees

      In accordance with its charter, the Audit Committee, at least annually, obtains and reviews a schedule from the approved auditors summarizing the nature of all services provided and the related fees paid for such services. Of the fees described below, 100% were approved by the Audit Committee as a part of this review.


 Ernst & Young LLP Fees
                                           2003               2002
                                         --------           --------
 Audit Fees                             $  43,000          $ 114,500
 Audit Related Fees
   Acquisition assistance               $   8,895          $       0
   Accounting consultation              $   6,000          $  15,801
 Tax Fees                                       -          $   1,500
 All Other Fees                                 -                  -


 Grant Thornton LLP Fees
                                           2003               2002
                                         --------           --------
 Audit Fees                             $  93,500                  -
 Audit Related Fees                             -                  -
 Tax Fees                                       -                  -
 All Other Fees                                 -                  -



          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                            AND EXECUTIVE OFFICERS

    The following table sets forth, as of March 31, 2004, the beneficial ownership of Common Stock of the Company by (i) each director and nominee for director of the Company, (ii) each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) all directors and executive officers as a group and (iv) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.

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
                                                       Common Stock
                                                    Beneficially Owned
                                               ----------------------------
                                                Number           Percent of
 Name                                          of Shares            Class
 ----                                          ---------         ----------
 Directors
 Ronald R. Blanck, D.O...................        60,000 (1)           *
 R. Dale Bowerman........................       156,500 (2)           *
 George DeMott...........................        75,000 (3)           *
 Thomas J. Marquez.......................       925,908 (4)          8.8%
 Edwin Meese, III........................        60,000 (5)           *
 Carlton E. Turner, Ph.D., D.Sc..........       432,629 (6)          4.1%
 Selvi Vescovi...........................       136,000 (7)           *

 Named Executive Officers (excluding
  directors and nominees named above)
  and Group
 Walt C. Jones...........................        22,067 (8)           *
 Robert W. Schnitzius....................       149,367 (9)           *
 Kenneth M Yates, D.V.M..................       108,748 (10)          *

 All current directors and executive          2,126,219 (11)         4.9%
 officers as a group (10 persons)

 -------------------------
 *  Less than one percent.

 (1) Includes 60,000 shares that Dr. Blanck has the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 2004.

 (2) Includes 102,500 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 2004.

 (3) Includes 5,000 shares held by his wife and 60,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (4) Includes 39,300 shares held in a trust controlled by Mr. Marquez, 8,468 shares owned by his wife, and 130,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (5) Includes 60,000 shares that Mr. Meese has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (6) Includes 5,200 shares held by his wife and 212,000 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (7) Includes 102,500 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (8) Includes 3,000 shares that Mr. Jones has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (9) Includes 97,500 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (10) Includes 89,430 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.

 (11) Includes 917,030 shares that current directors and executive officers have the right to acquire pursuant to options exercisable within 60 days after March 31, 2004.


                              EXECUTIVE OFFICERS

    The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., Robert W. Schnitzius, Walt C. Jones, Sr., and Jose Zuniga. Biographical information for Dr. Turner is set forth under "Election of Directors" above.

    KENNETH M. (BILL) YATES, D.V.M., 53, was elected President of DelSite Biotechnologies, Inc., the Company's wholly-owned subsidiary engaged in research and development of drug delivery products, in April 2002. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He served in various capacities for the Company in Research and Development, including Product Development Coordinator for Wound Care from 1990 to January 1999, and from January 1999 to April 2002 he was Vice President, Research and Development of the Company. Since 1992, Dr. Yates has also served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    ROBERT W. SCHNITZIUS, 46, has been Chief Financial Officer and Treasurer of the Company since November 1997, Secretary of the Company since May 1998 and a Vice President of the Company since April 2002. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, an engineering testing laboratory.

    WALT C. JONES, SR., 51, was elected Vice President, Business Development in May 2003. He previously served as President of Caraloe, Inc., the Company's wholly-owned subsidiary, since July 2001. He has been involved with the nutraceutical industry since 1976, starting with Nature's Way Products in marketing and sales, then with Nutraceutical Corporation where he was Vice President of Field Sales, Distribution and Database Management and later became President of the Specialty Category. Mr. Jones then was President of PureGar, Inc., a raw materials, contract packaging provider and subsidiary of Natrol, Inc. He has extensive high tech experience serving as Co-Division Manager of System Software Division of Eyring Corporation and as Vice President Business Development for Healthwell.com, a division of Penton Media. He has served on the Board of Trustees of the American Herbal Products Association and co-founded the Corporate Alliance of Integrative Medicine which is now called the Dietary Supplement Education Alliance and now serves as Vice President of the International Aloe Science Council. He holds a Master of Business Administration from Almeda College and University.

      JOSE ZUNIGA, 35, was elected Vice President, Operations in January, 2004. He previously served as Manager for South American Business for the Company since May 2001. In addition, from December 2000 to May 2001, Mr. Zuniga was Director of Operations of Sabila Industrial, a Costa Rica subsidiary of the Company, and from September 1994 to June 1999, he was the Plant Engineer of that company. He was the Plant Superintendant of Terrapez, the largest tilapia process facility of Central America, from June 1999 to December 2000. From March 1992 to August 1994 he served as QC Engineer of Trimpot Electronicas, an electronics manufacturer. He has a Master of Business Administration degree from Universidad Latina de Costa Rica, and a Bachelor of Science degree in industrial engineering from Universidad Internacional de las Americas in Costa Rica.

    All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office. There are no family relationships between any executive officers or person chosen to become executive officers.


         DIRECTOR AND EXECUTIVE COMPENSATION AND COMPENSATION REPORT

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $1,500 and $1,500 for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee receive $1,500 for each Executive Committee meeting that they attend. Outside directors who are members of the Compensation and Stock Option or Audit Committee each receive $1,000 for each committee meeting that they attend, unless the meeting is held on the same day as a Board meeting, in which case the amount paid is $500. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and committee meetings.

    Pursuant to the Company's 1995 Stock Option Plan, as amended, and the 2004 Stock Option Plan, if adopted, nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term determined by the Compensation and Stock Option Committee, but not greater than ten years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant. In 2003, each of Messrs. Bowerman, DeMott, Marquez and Vescovi received an option to purchase 30,000 shares of Common Stock at an exercise price of $1.80 per share, Mr. Meese received an option to purchase 30,000 shares of Common Stock at an exercise price of $1.75 per share and Dr. Blanck received an option to purchase 30,000 shares of Common Stock at an exercise price of $2.16.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2003, the Committee was composed of George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi. All of the persons who served on the Committee during 2003 were and still are outside directors of the Company.

 Compensation and Stock Option Committee Report

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each of the other executive officers of the Company whose combined salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000.

 Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with Company values and objectives, business strategies and financial performance. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

    * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company; and

    * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels and to provide equity ownership in the Company.

    Through   these  objectives,   the  Company   integrates  its   executive
 compensation program with its annual and long-term strategic planning.

      Against the foregoing, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

 Fiscal 2003 Compensation

    For fiscal 2003, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus payable in cash or a combination of cash and stock, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Executive Committee of the Board of Directors in collaboration with the Committee.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

    Bonuses may be granted to executives based upon criteria established by the Company's 1995 Management Compensation Plan (the "Compensation Plan") adopted by the Company's Board of Directors and approved by its shareholders in 1995. Under the Compensation Plan, executives of the Company are eligible to receive incentive compensation in the form of annual bonuses payable 50% in cash and 50% in Common Stock of the Company. An executive's bonus under the Compensation Plan consists of a target bonus multiplied by a performance component. The target bonus is a specified percentage of the executive's base salary, with the percentage being dependent on the executive's position grade. The maximum target bonus for the highest position grade is currently 35% of the executive's base salary. The performance component is a percentage rate measuring results achieved in comparison to the Company's Annual Operating Budget. Performance is judged on the basis of three scenarios: (i) sales at Annual Operating Budget; (ii) profit at Annual Operating Budget; and (iii) achievement of remaining bonus criteria and individual goals as established by the Committee. These goals are designed to achieve the Company's short-term and long-term objectives. Following determination by the Committee of the amounts of bonus payable, if any, to executives, 50% of the bonus is payable in cash and 50% is payable in shares of the Company's Common Stock. The number of shares is determined by dividing 50% of the total bonus by the fair market value of the Common Stock on the date of certification of payment of the bonus by the Committee.

    No incentive bonuses were paid to executive officers in 2003 based upon the Compensation Plan criteria set forth above. Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of a bonus of $27,756 to Walt C. Jones, Sr. Vice President, Business Development based on the sales in certain categories under his responsibility.

 Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 1995 Stock Option Plan, and, if approved at the 2004 annual meeting, the Company's 2004 Stock Option Plan. The Committee grants stock options with the goal of providing compensation and incentive to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate. Each of the 2003 option awards to executive officers of the Company was made in accordance with the Company's 1995 Stock Option Plan.

 CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 26, 1995. The CEO's 2003 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size. Dr. Turner was not paid a bonus for 2003.

 Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2003 adequately reflected the Company's compensation goals and policies.

 Dated:  April 2, 2004

                                By the Members of the Committee:

                                /s/ George DeMott
                                George DeMott, Chairman

                                /s/ R. Dale Bowerman
                                R. Dale Bowerman

                                /s/ Selvi Vescovi
                                Selvi Vescovi



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

 Summary Compensation

    The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2003 exceeded
 $100,000 (collectively, the "named executive officers") for the years indicated.

                                   Table 1

                          Summary Compensation Table
                          --------------------------
                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                              Annual Compensation                      Awards
                                  --------------------------------------------------------------
                                                                        Other        Securities
                                                                        Annual       Underlying     All Other
           Name and               Fiscal                                Compen-     Options (No.     Compen-
      Principal Position           Year      Salary       Bonus (1)     sation       of Shares)      sation
      ------------------           ----      -------      ------        ------       ----------      ------
 Carlton E. Turner, Ph.D.,         2003     $339,780           0             -           30,000           -
   D.Sc., President and            2002     $314,780           0             -           70,000           -
   Chief Executive Officer         2001     $314,780           0             -                -           -

 Robert W. Schnitzius, Vice        2003     $174,729           0             -           10,000           -
   President and Chief             2002     $164,469     $ 5,000             -           15,000           -
   Financial Officer               2001     $147,620     $ 2,000             -           20,000           -

 Kenneth M. Yates, D.V.M.,         2003     $174,586           0             -                -           -
   President, DelSite              2002     $181,166     $ 2,000             -           25,000           -
   Biotechnologies, Inc.           2001     $144,820           0             -                -           -


 Walt C. Jones, Sr.,               2003     $184,911     $27,756             -                -           -
   Vice President,                 2002     $125,594           0             -           10,000           -
   Business Development

 ----------------------------
 (1) Each bonus for 2003, 2002, and 2001 was paid in cash.


 Option Grants

    The following table sets forth certain information relating to options granted under the Company's 1995 Stock Option Plan to the named executive officers in fiscal year 2003.


                                   Table 2

             Options Granted During Year Ended December 31, 2003
             ---------------------------------------------------
                                                                                  Potential
                                                                                Realizable at
                                                                             Assumed Annual Rates
                                                                                of Stock Price
                                                                                 Appreciation
                                     Individual Grants                       for Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of
                        Securities    % of Total
                        Underlying      Options     Exercise
                          Options     Granted to     Price
                          Granted    Employees in     Per      Expiration
                     (No. of Shares)  Fiscal Year    Share        Date         5%          10%
                      -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner,     30,000 (2)      16.9%        $4.26      12/09/13    $80,373     $203,680
   Ph.D., D.Sc.

 Robert W. Schnitzius   10,000 (2)       5.6%        $4.26      12/09/13    $26,791     $ 67,893

 ---------------------
 (1) The assumed  five  percent   and  ten  percent  rates  of  stock   price
     appreciation are specified by the  Securities and Exchange  Commission's
     proxy  rules and  do not  reflect  expected  actual  appreciation.   The
     amounts shown  represent the assumed values of the  stock options  (less the exercise prices) at the end of the ten-year periods beginning on the dates of grant and ending on the option expiration dates.

 (2) Incentive stock option with a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option becomes exercisable with respect to one-half of the shares covered thereby in each year in the two-year period beginning one year after the date of grant.


             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


 Option Exercises and Year-End Values

    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 2003, and outstanding options held at that date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December
 31, 2003 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 2003, in accordance with Securities and Exchange Commission rules.

                                   Table 3
                   Aggregated Option Exercises in Fiscal Year
          Ended December 31, 2003 and Fiscal Year-End Option Values
          ---------------------------------------------------------

                       Shares                Number of Securities
                      Acquired               Underlying Unexercised      Value of Unexercised
                         on                  Options at  12/31/03           In-the-Money
                      Exercise                  (No. of Shares)          Options at 12/31/03
                       (No. of    Value    --------------------------  -------------------------
   Name                Shares)   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,     30,000   $121,350    $192,000     $65,000        $209,775    $ 99,450
   Ph.D., D.Sc.

 Robert W. Schnitzius        -          -    $ 97,500     $17,500        $164,475    $ 22,025

 Kenneth M. Yates,           -          -    $ 99,430     $12,500        $114,425    $ 33,375
   D.V.M.

 Walt C. Jones, Sr.      7,000   $ 22,310    $ 18,000     $ 5,000        $ 55,260    $ 15,350


 Equity Compensation Plans

      The following table sets forth information regarding the Company's compensation plans (including individual compensation arrangements) under which shares of our Common Stock the Company's authorized for issuance as of December 31, 2003:

                                   Table 4

                          Equity Compensation Plans
                          -------------------------
                                                                Number of
                                                           Securities Remaining
                        Number of                             Available for
                      Securities to                          Future Issuance
                        Be Issued        Weighted-Average      Under Equity
                      upon Exercise      Exercise Price        Compensation
                      of Outstanding     of Outstanding      Plans (Excluding
                     Options, Warrants  Options, Warrants  Securities Reflected
                        and Rights         and Rights         in Column (a))
 Plan Category              (a)               (b)                  (c)
 ------------------- -----------------  -----------------  --------------------
 Equity Compensation
 Plans Approved by
 Security Holders        1,625,000           $2.82                461,000

 Equity Compensation
 Plans Not Approved
 by Security Holders        50,000           $3.50                      0
                         ---------           -----              ---------
 Total                   1,675,000           $2.84                461,000


 Employee Stock Purchase Plan

    The Company has an Employee Stock Purchase Plan under which employees may purchase Common Stock at a price equal to the lesser of 85% of the market price of the Company's Common Stock on the last business day preceding the enrollment date (defined as January 1, April 1, July 1 or October 1 of any plan year) or 85% of the market price on the last business day of each month. A maximum of 1,000,000 shares of Common Stock was reserved for purchase under this plan. If the proposal to approve the amendments to the plan is adopted at the 2004 annual meeting, a maximum of 1,250,000 shares of Common Stock will be reserved for purchase under the plan. As of December 31, 2003, a total of 871,000 shares had been purchased by employees at prices ranging from $0.77 to $29.54 per share.

 Stock Options

    The Company has an incentive stock option plan which was approved by the shareholders in 1995 under which incentive stock options and nonqualified stock options may be granted to employees, consultants and non-employee directors. Options are granted at a price no less than the market value of the shares on the date of the grant, except for incentive options to employees who own more than 10% of the total voting power of the Company's Common Stock, which must be granted at a price no less than 110% of the market value. Employee options are normally granted for terms of 10 years.
  Options granted prior to December 1998 normally vested at the rate of 25% per year beginning on the first anniversary of the grant date. Options granted in or subsequent to December 1998 normally vest at the rate of 33-1/3% per year beginning on the first anniversary of the grant date, but certain options granted in December 1998, 1999 and 2001 were 25%, 50% or 100% vested on the grant date, with the remainder of each option vesting in equal installments on the first, second and third anniversaries of the grant date. Options to non-employee directors have terms of ten years and are 100% vested on the grant date. The Company has reserved 2,250,000 shares of Common Stock for issuance under this plan. As of December 31, 2003, options to purchase 332,000 shares were available for future grants under the plan.

 Stock Warrants

    From time to time, the Company has granted warrants to purchase Common Stock to the Company's research consultants and other persons rendering services to the Company. The exercise price of such warrants was normally the market price or in excess of the market price of the Common Stock at date of issuance.

 Performance Graph

    The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group (2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CARRINGTON LABORATORIES, INC.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                                            Cumulative Total Return (1)
                                 ---------------------------------------------
                                 12/98   12/99   12/00   12/01   12/02   12/03
                                 -----   -----   -----   -----   -----   -----
 Carrington Laboratories, Inc.    100    94.12   47.06   48.05   42.82  193.88

 Nasdaq Stock Market (1)          100   192.96  128.98   67.61   62.17   87.61

 Peer Group (2)                   100   137.44  259.74  274.97  261.70  343.25


 -----------------------------
 (1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1998 in the Company's Common Stock, The Nasdaq Stock Market - U.S. Index.

 (2) The Peer Group comprises the following companies: Atrix Labs Inc., Cell Therapeutics Inc., Cellegy Pharmaceuticals Inc., Collagenex Pharmaceuticals Inc., Columbia Labs Inc., Cubist Pharmaceuticals Inc., Depomed, Inc., Draxis Health, Inc., Dusa Pharmaceuticals Inc., Forest Labs, Inc., Immunogen Inc., Insite Vision Inc., Kos Pharmaceuticals Inc., Nastech Pharmaceutical Inc., Natures Sunshine Products Inc., Noven Pharmaceuticals, Inc., Onyx Pharmaceuticals, Inc., Quigley Corp., Regeneron Pharmaceuticals, Sciclone Pharmaceuticals, Inc., Spectrum Pharmaceuticals, Inc., Titan Pharmaceuticals Inc., Viropharma Inc. and Weider Nutrition International, Inc. The following companies were previously included in the Company-constructed Peer Group, but have been omitted from the Peer Group listed in the preceding sentence because they are no longer listed on an exchange: Essential Therapeutics, Inc. and Sheffield Pharmaceuticals, Inc.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2003, R. Dale Bowerman filed one late report on Form 4 relating to one transaction that occurred during May 2003, George DeMott filed one late report on Form 4 relating to one transaction that occurred during May 2003, Tom Marquez filed one late report on Form 4 relating to one transaction that occurred during May 2003 and Selvi Vescovi filed one late report on Form 4 relating to one transaction that occurred during May 2003. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.

                            SHAREHOLDER PROPOSALS

    The 2005 annual meeting of the shareholders of the Company is tentatively scheduled to be held on May 19, 2005. Shareholder proposals for inclusion in the Company's proxy materials for the 2005 annual meeting of shareholders must be received by the Company at its office in Irving, Texas, addressed to the Secretary of the Company, no later than 120 days in advance of the date that is one year after this Proxy Statement is first distributed to shareholders; provided, that if the 2005 annual meeting of shareholders is changed by more than 30 days from the presently contemplated date, then proposals must be received a reasonable time in advance of the meeting.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2003 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Additional copies of the 2003 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                    By Order of the Board of Directors

                                    /s/ George DeMott
                                    ---------------------
                                    George DeMott, Chairman of the Board

 Irving, Texas
 April 13, 2004

                                                                   APPENDIX A
                                                                   ----------
                                                           AS AMENDED THROUGH
                                                            November 15, 2001

                        CARRINGTON LABORATORIES, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

      Section 1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by providing a method by which eligible employees may use voluntary payroll deductions to purchase shares of Common Stock at a discount, thereby affording them the opportunity to invest in the Company at a preferential price, and to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code and shall be construed accordingly.

      Section 2. Definitions. As used herein the following terms have the following meanings:

           (a) "Affiliate" means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code and that has been designated by the Committee as an Affiliate for purposes of the Plan.

           (b) "Board of Directors" means the Board of Directors of the Company.

           (c) "Code" means the United States Internal Revenue Code of 1986, as from time to time amended.

           (d)   "Committee" means  the  Committee  described  in  Section  4 hereof.

           (e) "Common Stock" means the $.01 par value Common Stock of the Company.

           (f)   "Company" means Carrington Laboratories, Inc.

           (g) "Compensation" means (i) with respect to a salaried employee, the basic annual salary of such employee as of the first day of the Plan Year (except with respect to a salaried employee whose participation in the Plan begins on an Enrollment Date other than January 1, in which case, for the Plan Year in which such participation begins, "Compensation" means that portion of the basic annual salary of such employee, as of the Enrollment Date on which such participation begins, that is payable for the period from such Enrollment Date through the remainder of that Plan Year), and shall not include bonuses, overtime pay, allowances, commissions, deferred compensation payments or any other extraordinary compensation, and (ii) with respect to an hourly compensated employee, the straight-time hourly rate of pay of such employee as of the first day of the Plan Year, multiplied by 2,080 (except with respect to an hourly compensated employee whose participation in the Plan begins on April 1, July 1 or October 1, in which case, for the Plan Year in which such participation begins, "Compensation" means the straight-time hourly rate of pay of such employee as of such April 1, July 1 or October 1, multiplied by 1,560, 1,040 or 520, respectively), and shall not include bonuses, overtime pay, premium pay or other irregular payments. The Compensation of an employee who does not receive salary or wages computed in United States dollars shall be determined by converting such salary or wages into United States dollars in accordance with the Compensation Exchange Rate.

           (h) "Compensation Exchange Rate" means the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day in December immediately preceding the first day of the Plan Year.

           (i) "Eligible Employee" means any employee of the Company or an Affiliate who is eligible to participate in the Plan pursuant to
      Section 5 hereof.

           (j) "Enrollment Date" means any January 1, April 1, July 1 or October 1 of any Plan Year.

           (k) "Fair Market Value" means the closing sale price on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) of the Common Stock on the Nasdaq National Market or any national stock exchange or other stock market on which the Common Stock may from time to time be traded.

           (l) "Option" means any option to purchase shares of Common Stock granted by the Committee pursuant to the provisions of the Plan.

           (m) "Participant" means an Eligible Employee who elects to participate in the Plan pursuant to Section 6 hereof.

           (n) "Plan" means this Carrington Laboratories, Inc. Employee Stock Purchase Plan.

           (o) "Plan Year" means each period beginning on January 1 and ending on the following December 31, commencing January 1, 1993.

      Section 3. Number of Shares. The aggregate number of shares of Common Stock issued pursuant to Options granted under the Plan shall not exceed a total of 1,000,000 shares. The maximum number of shares of Common Stock available for sale under the Plan is subject to adjustment as provided in
 Section 13. The Common Stock to be delivered upon exercise of Options may consist of authorized but unissued shares of Common Stock or shares of Common Stock previously issued and reacquired by the Company.

      Section 4. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of three or more employees of the Company. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. The Board of Directors shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan by the Committee:

           (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (or action unanimously approved in writing) shall constitute action by the Committee.

           (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

           (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

           (d) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

      Section 5. Eligible  Employees.   Each employee  of the  Company or  an
 Affiliate shall be eligible to participate in the Plan; provided, however, that:

           (a) An employee shall not be granted an Option if such employee would, immediately after grant of the Option, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code). For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under any outstanding options shall be treated as stock owned by the employee; and

           (b) No employee shall be granted an Option under the Plan which would permit such employee's rights to purchase shares of stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the
      Code) at a rate which exceeds U.S. $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time.

 For purposes of this Section 5, the term "employee" shall not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year.

      Section 6. Method of Participation. Each person who will be an Eligible Employee on any Enrollment Date may elect to participate in the Plan by executing and delivering to the Company, on or before such Enrollment Date, a payroll deduction authorization form as provided in this Section. Such Eligible Employee shall thereby become a Participant on such Enrollment Date and shall remain a Participant until such Eligible
 Employee's participation is terminated as provided in Section 10 or 11 hereof; provided, however, that if the Company does not receive such payroll deduction authorization form in time to implement the authorized withholding for the payroll period that includes such Enrollment Date, no withholding shall be made on behalf of such Participant pursuant to this Plan until the next succeeding payroll period.

           The payroll deduction authorization form executed by a Participant shall request withholding, by means of substantially equal payroll deductions over the Plan Year, of an amount which shall be not more than 10% nor less than 1% of such Participant's Compensation for the Plan Year. A Participant may change the withholding rate of his or her payroll deduction authorization within such limits by delivering a new payroll deduction authorization form to the Company; provided, however, that a change pursuant to this sentence may be made by each Participant no more than three times in respect of any Plan Year; and provided further, that if the Company does not receive such new payroll deduction authorization form in time to implement the change for the payroll period during which it receives such form, the change authorized thereby shall not be made until the next succeeding payroll period. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a withholding account for such Participant. No interest shall be payable on withholding accounts.

      Section 7. Grant of Options. Each Participant shall be granted an Option on the first day of each Plan Year to purchase shares of Common Stock; provided, however, that a Participant who begins participation on an Enrollment Date other than January 1 in accordance with Section 6 shall be granted an Option on such Enrollment Date and on the first day of each succeeding Plan Year. Each Option shall be exercisable in installments on the last business day of each calendar month during the Plan Year, beginning with the month in which the Option is granted, for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's withholding account on the last business day of the month by
 (b) the purchase  price per share  of the Common  Stock as determined  under
 Section 8. In no event shall the number of shares with respect to which an Option is granted to a Participant in a Plan Year exceed that number of shares which has an aggregate Fair Market Value (determined on the date of grant) of U.S. $25,000, and the number of shares actually purchased by a Participant in a Plan Year may not exceed this number. The Company shall reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of an Option in any month in the event that the total number of shares then available under the Plan is less than the total number of shares with respect to which all Participants exercise Options in such month.

      Section 8. Option Price. The purchase price per share of Common Stock under each installment of each Option shall equal the lesser of (a) 85% of the Fair Market Value per share of Common Stock on the date of grant of the Option or (b) 85% of the Fair Market Value per share of Common Stock on the date on which the installment is exercised.

      Section 9. Exercise of Options. An employee who is a Participant in the Plan on the last business day of a month shall be deemed automatically to have exercised the current installment of the Option granted to him or her for that Plan Year. Upon such exercise, the Company shall apply the entire balance of the Participant's withholding account to the purchase of the maximum number of whole shares of Common Stock as determined under
 Section 7. For purposes of this Section 9, the balance in the withholding account of a Participant whose salary or wages are not computed in United States dollars shall be converted into United States dollars in accordance with the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day of the month. Shares of Common Stock purchased for a Participant under the Plan shall be held in custody for the account of such Participant as provided in the following paragraph unless he or she has requested, by written notice to the Company at any time, with respect to any installment of an Option or with respect to all installments, that certificates representing shares purchased for his or her account under the Plan not be held in custody. The Company shall issue and deliver to the Participant certificates representing shares for which such a request has been made as soon as practicable after such shares are purchased, subject to the limitations set forth in the following sentence of this Section 9. Certificates representing shares for which such a request has not previously been made and which are being held in custody shall be issued and delivered to the Participant as soon as practicable after the end of the month in which the Participant makes a written request to the Company therefor; provided, however, that the obligation of the Company to deliver shares of Common Stock shall be postponed for such period of time as may be necessary to register or qualify the purchased shares under the Securities Act of 1933 and any applicable foreign or state securities law; and, provided further, that the Participant shall not be entitled to receive a certificate representing the shares in his or her account under the Plan, other than at the end of a Plan Year or upon withdrawal from the Plan pursuant to Section 10 or 11, unless there are ten or more shares in such account.

           The Company shall issue or cause to be issued one or more global certificates (collectively, the "Global Certificate"), in the name of an officer or officers of the Company designated from time to time by the Committee to serve as Custodian for Participants in the Plan, representing all shares purchased for Participants under the Plan that the Company has not been requested to deliver to the Participants. The Company shall maintain complete and accurate records indicating the number of shares purchased for each Participant under the Plan for which certificates have not been issued and delivered to such Participant, and the Company shall, no less frequently than quarterly, deliver reports to such Participants indicating such number of shares and containing such other information as the Company may deem necessary or advisable. A Participant shall possess all of the rights and privileges of a shareholder of the Company with respect to Common Stock purchased under the Plan upon the issuance to or for the benefit of the Participant of a certificate or certificates (including the Global Certificate) representing such shares. The Company shall deliver or cause to be delivered to each Participant for whom shares of Common Stock have been purchased under the Plan and are represented by the Global Certificate all dividends and distributions in respect of such shares and all notices, proxy statements and other communications to the Company's shareholders in accordance with applicable law and the rules and regulations of the Securities and Exchange Commission.

           No fractional shares shall be issued upon exercise of any installment of an Option. Any balance remaining in a Participant's withholding account following exercise of an installment shall be returned to the Participant, except that any such balance representing a fractional share of Common Stock shall be retained in the withholding account and applied to the purchase of shares in the next month. The cash proceeds received by the Company upon exercise of an Option shall constitute general funds of the Company. To the extent any installment of an Option is exercised with respect to less than all of the shares of Common Stock available for purchase under such installment, the unexercised portion of the installment shall expire and become null and void as of the end of the month for which such installment was exercisable. Any unexercised portion of an Option shall expire and become null and void as of the end of the Plan Year in which such Option was granted.

      Section 10. Cancellation of Option and Withdrawal From the Plan. A Participant who holds an Option under the Plan may at any time prior to exercise of the final installment thereof pursuant to Section 9 cancel the remaining unexercised portion of such Option by written notice delivered to the Company. Upon such cancellation, the balance in the Participant's withholding account and any shares being held in custody shall be returned to such Participant and he or she shall cease to be a Participant. Partial cancellation shall not be permitted.

           A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a Participant as of such date. Partial termination of a payroll deduction authorization shall not be permitted, except to the extent expressly permitted by Section 6 of this Plan. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of a month shall be deemed to have cancelled the remaining unexercised portion of his or her Option, including the installment that would have been exercisable on the last business day of such month.

           A Participant who withdraws from the Plan pursuant to this Section 10 may re-enroll as of any subsequent Enrollment Date on which he or she is an Eligible Employee in accordance with the procedure set forth in Section 6 of this Plan; provided, however, that a Participant shall not be permitted to re-enroll in the Plan until an Enrollment Date that is at least six months after the date of his or her withdrawal.

      Section 11. Termination of Employment. Upon the termination of a Participant's employment with the Company or an Affiliate for any reason, such person shall cease to be a Participant, the unexercised portion of any Option held by such Participant under the Plan shall be deemed cancelled, the balance of such Participant's withholding account and any shares being held in custody shall be returned to such Participant (or, in the event of the Participant's death, to the executor or administrator of his or her estate) and he or she shall have no further rights under the Plan.

           All Participants shall have the same rights and privileges under the Plan. Notwithstanding the foregoing, nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or in any way interfere with the right of the Company or an Affiliate to terminate the employment of the Participant at any time, with or without cause. Transfers of employment among the Company and its Affiliates and approved leaves of absence not exceeding 90 days shall not be considered terminations of employment for purposes of this Plan.

      Section 12. Transferability. An Option granted under the Plan shall not be transferable by the Participant and shall be exercisable only by the Participant.

      Section 13. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or declare a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be increased or decreased proportionately, and the Fair Market Value per share of Common Stock as of the date of grant of all outstanding Options shall be adjusted, for purposes of making the determination required by Section 8 of this Plan, in a manner deemed appropriate by the Board of Directors.

           In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization of the Company, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares that are covered by Options theretofore granted under the Plan or that are otherwise subject to the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

      Section 14. Amendment and Termination of the Plan. Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate when all or substantially all of the Common Stock reserved for purposes of the Plan has been purchased. No Options may be granted after termination of the Plan. The Board of Directors may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable.

           No termination or amendment of the Plan shall adversely affect the rights of a Participant under an outstanding Option, except with the consent of such Participant.

      Section 15. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

      Section 16. Effective Date of the Plan. The Plan shall become effective, as of the date of its adoption by the Board of Directors, if it is duly approved at the 1993 annual meeting of shareholders of the Company.
  The affirmative vote of the holders of at least a majority of the shares of stock of the Company present and voting on the approval of the Plan at the meeting, provided that the total number of shares voting for the proposal represents more than 50% of the total number of shares of stock entitled to vote at such annual meeting, shall be required to approve the Plan. If the Plan is not so approved, the Plan shall terminate, the unexercised portions of all Options granted hereunder shall be null and void and all shares of Common Stock theretofore issued upon the exercise of Options under the Plan shall be deemed cancelled. Certificates representing shares issued to Participants prior to shareholder approval of the Plan shall bear appropriate legends indicating that the shares have been issued contingent upon shareholder approval and are cancellable in the event such approval is not obtained. Upon such cancellation, Participants shall promptly deliver to the Company all certificates representing cancelled shares and the Company shall promptly return to the Participants, without interest, all funds obtained from such Participants through payroll deductions and used for the purchase of such shares.

      Section 17. Rule 16b-3 Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors adopted under the Exchange Act, some of which conditions are not set forth herein. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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


                                                                   APPENDIX B
                                                                   ----------
                        CARRINGTON LABORATORIES, INC.
                           2004 STOCK OPTION PLAN

                                 ARTICLE I

                                  General
                                  -------

      Section 1.01. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected Employees, Directors and Consultants by giving such Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

      Section 1.02. Definitions. As used herein the following terms have the following meanings:

           (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Section 424(e) and (f) of the Code.

           (b)  "Board" means the Board of Directors of the Company.

           (c)  "Code" means the Internal Revenue Code of 1986, as amended.

           (d)  "Committee" means  the Stock  Option Committee  described  in
      Article II hereof.

           (e) "Common Stock" means the $0.01 par value Common Stock of the Company.

           (f)  "Company"  means  Carrington  Laboratories,  Inc.,  a   Texas
      corporation.

           (g) "Consultant" means any consultant or advisor of the Company or an Affiliate who is not an Employee or Director, provided that bona fide services are rendered by the consultant or advisor and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

           (h)  "Director" means a member of the Board.

           (i)  "Employee" means any employee of the Company or an Affiliate.

           (j)  "Employee-Director" means an Employee who is a Director.

           (k) "Fair Market Value" means (A) the closing sales price of the Common Stock on the date in question (or, if there is no reported sale on such date, then on the last preceding date on which a reported sale occurred), as reported on the NASDAQ National Market (if the Common Stock is not listed on a national securities exchange and sales of the Common Stock are regularly reported on such market), or as reported on a national securities exchange (if the Common Stock is listed for trading on such exchange), or (B) the mean between the bid and ask prices of the Common Stock on the date in question (or, if there is no report of such prices on such date, then on the last preceding date on which such prices were reported), as reported by the National Association of Securities Dealers, Inc.

           (l) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

           (m) "Optionee" means an Employee, Outside Director or Consultant who has been granted an Option under the Plan.

           (n)  "Outside Director" means a Director who is not an Employee.

           (o) "Plan" means this Carrington Laboratories, Inc. 2004 Stock Option Plan.

      Section 1.03. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 500,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan.

                                ARTICLE II

                              Administration
                              --------------

      The Plan shall be administered by a Stock Option Committee which shall consist of two or more Outside Directors, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions adopted. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

           (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

           (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

           (c) The Committee shall have full authority, subject to the express provisions of the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating thereto, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees, Outside Directors and Consultants to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, Outside Director or Consultant, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

           (d) Notwithstanding the authority hereby delegated to the Committee to grant Options under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant Options under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan.

           (e) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

                                ARTICLE III

                   Grants of Options to Outside Directors
                   --------------------------------------

      Section 3.01. Grants of Options. During the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Outside Director for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan.
 Options granted to Outside Directors need not be uniform. The Options granted under this Article III shall not be incentive stock options under
 Section 422 of the Code.

      Section 3.02. Price. The purchase price per share of Common Stock under each Option granted under this Article III shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of such Option.

      Section 3.03. Option Period and Terms of Exercise of Options. Except as otherwise provided for herein, each Option granted to an Outside Director under the Plan shall be exercisable in whole or in part during such period as the Committee shall determine, which period shall not be longer than ten years from the date of grant of such Option. Unless otherwise provided in the option agreement, any Option granted to an Outside Director shall remain effective during its entire term regardless of whether the Optionee continues to serve as a Director; provided, however, that the otherwise unexpired portion of any Option granted hereunder to an Outside Director shall expire and become null and void immediately upon the termination of such Outside Director's Board membership if such Outside Director ceases to serve on the Board by reason of such Outside Director's (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Outside Director shall confer upon such Director any right to continue as a Director of the Company.

                                ARTICLE IV

                      Grants of Options to Employees
                      ------------------------------

      Section 4.01. Grants of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. Options granted to Employees need not be uniform. The Committee, in its discretion, may designate any Option granted to an Employee as an incentive stock option intended to qualify under Section 422 of the Code; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which incentive stock options granted to an Employee under the Plan (including all options qualifying as incentive stock options pursuant to Section 422 of the Code granted to such Employee under any other plan of the Company or any Affiliate) are exercisable for the first time by such Employee during any calendar year shall not exceed $100,000, determined as of the date the incentive stock option is granted. If an Option that is intended to be an incentive stock option shall be granted and such Option does not comply with the proviso of the immediately preceding sentence, such Option shall not be void but shall be deemed to be an incentive stock option to the extent it does not exceed the limit established by such proviso and shall be deemed a nonqualified stock option to the extent it exceeds that limit.

      The aggregate number of shares of Common Stock for which any Employee may be granted Options under the Plan during any one calendar year shall not exceed 50,000.

      Section 4.02. Price. The purchase price per share of Common Stock under each Option granted under this Article IV shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant.

      Section 4.03. Option Period and Terms of Exercise of Employee Options. Except as otherwise provided herein, each Option granted to an Employee under the Plan shall be exercisable during such period as the Committee shall determine. The option agreement embodying the award of an Option shall set forth the extent to which the Employee shall have the right to exercise the Option following termination of the Employee's employment of the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment. In the event an Employee's option agreement embodying the award of an Option does not set forth such termination provisions, the otherwise unexpired portion of any Option granted to an Employee shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of 30 days from the date of termination of the Optionee's employment with the Company or an Affiliate for any reason other than his retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), (iii) the expiration of one year from the date of termination of the Optionee's employment with the Company or an Affiliate by reason of his death or disability (within the meaning of Section 22(e)(3) of the Code),
 (iv) the expiration of three years from the date of termination of such Optionee's employment with the Company or an Affiliate by reason of his retirement, or (v) the expiration of two years from the date of such Optionee's death following the termination of his employment with the Company or an Affiliate by reason of his retirement.

           Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to an Employee hereunder shall expire and become null and void immediately upon the termination of such Employee's employment with the Company or an Affiliate by reason of such Employee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, following the termination of the Employee's employment with the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

           Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant.

           Under the provisions of any option agreement evidencing an Option granted to an Employee, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

      Section 4.04. Termination of Employment. A transfer of employment among the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of the Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Employee, including an Employee-Director, shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.

                                 ARTICLE V

                      Grant of Options to Consultants
                      -------------------------------

      Section 5.01. Grant of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Consultant for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. Options granted to Consultants need not be uniform. The Options granted under this Article V shall not be incentive stock options under Section 422 of the Code.

      Section 5.02. Price. The purchase price per share of Common Stock under each Option granted under this Article V shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted.

      Section 5.03. Option Period and Terms of Exercise of Consultant Options. Except as otherwise provided for herein, each Option granted to a Consultant under the Plan shall be exercisable during such period as the Committee shall determine. Unless the option agreement provides otherwise, the otherwise unexpired portion of any Option granted to a Consultant shall expire and become null and void no later than upon the first to occur of
 (i)  the expiration of ten years  from the date such  Option  was granted or
 (ii) the expiration of one year from the date of the Consultant's death. Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to a Consultant hereunder shall expire and become null and void immediately upon the termination of the Consultant's services to the Company or an Affiliate by reason of the Consultant's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, at any time during or after the performance of the Consultant's services to the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

           Under the provisions of any option agreement evidencing an Option granted to a Consultant, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

      Section 5.04. Termination of Consulting Services. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to a Consultant shall confer upon any Consultant any right to continue as a consultant or advisor of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the services of the Consultant at any time, with or without cause.

                                ARTICLE VI

                               Miscellaneous
                               -------------

      Section 6.01. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that, before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

           In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

           Subject to Article VI, Section 6.02 of the Plan, and notwithstanding any indication to the contrary in the preceding paragraphs of this Section 6.01, upon the occurrence of a "Change in Control" (as hereinafter defined) of the Company, the maturity of all Options then outstanding under the Plan (other than Options granted under Article V hereof) shall be accelerated automatically, so that all such Options shall become exercisable in full with respect to all shares as to which they shall not have previously been exercised or become exercisable; provided, however, that no such acceleration shall occur with respect to Options held by Optionees whose employment with the Company or an Affiliate shall have terminated prior to the occurrence of such Change in Control. To the extent that an Option is not exercised upon a Change of Control, the Committee may, in its discretion, cancel any such Option and pay to the Optionee an amount in cash equal to the excess, if any, of the aggregate Fair Market Value of the shares of Common Stock subject to the Option as of the date of the Change of Control over the applicable exercise price, or provide for a replacement option with respect to such property and on such terms as it deems appropriate.

           For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

           (a)  the shareholders of the Company shall approve:

                (i) any merger, consolidation or reorganization of the Company (a "Transaction") in which the shareholders of the Company immediately prior to the Transaction would not, immediately after the Transaction, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all shareholders of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances in the election of directors, or in which the members of the Company's Board immediately prior to the Transaction would not, immediately after the Transaction, constitute a majority of the board of directors of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any),

                (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions contemplated or arranged by any party as a single plan) of all or substantially all of the Company's assets, or

                (iii)     any  plan  or  proposal  for  the  liquidation   or
           dissolution of the Company;

           (b) individuals who constitute the Company's Board as of March 12, 2004 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (b), any individual who becomes a Director of the Company subsequent to March 12, 2004, and whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the Incumbent Directors who are Directors at the time of such vote, shall be considered an Incumbent Director; or

           (c) any "person," as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and
      "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Company's Board ("Voting Securities"), in either such case other than as a result of acquisitions of such securities directly from the Company.

           Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred for purposes of subparagraph
 (c) of this Section 6.01 solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than as a result of a stock split, stock dividend or similar transaction), then a "Change in Control" of the Company shall be deemed to have occurred for purposes of subparagraph (c) of this
 Section 6.01.

      Section 6.02. Amendment and Termination of the Plan. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from March 12, 2004. No Options may be granted after termination of the Plan. The Board may at any time suspend, terminate, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination.
  No suspension, termination, amendment or modification of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

      Section 6.03. Payment of Purchase Price; Application of Funds. Upon exercise of an Option, the purchase price shall be paid in full in cash or a cash equivalent acceptable to the Committee; provided, however, that at the request of an Optionee and to the extent permitted by applicable law, the Company shall approve reasonable arrangements with Optionees who are Outside Directors and may, in its sole and absolute discretion, approve reasonable arrangements with one or more Optionees who are Employees or Consultants and their respective brokerage firms, under which such an Optionee may exercise his Option by delivering to the Company an irrevocable notice of exercise, together with such other documents as the Company shall require, and the Company shall, upon receipt of full payment in cash or an acceptable cash equivalent of the purchase price and any other amounts due in respect of such exercise, deliver to such Optionee's brokerage firm one or more certificates representing the shares of Common Stock issued in respect of such exercise. The proceeds of any sale of Common Stock covered by Options shall constitute general funds of the Company.

      Section 6.04. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas.

      Section 6.05. Nontransferability of Options. An Option granted under the Plan shall not be transferable by the Optionee except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

      Section 6.06. Investment Letter. The Company's obligation to deliver Common Stock with respect to an Option shall be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

      Section 6.07. Date of Adoption and Effective Date of the Plan. The Plan shall become effective as of March 12, 2004, the date of its adoption by the Board, provided it is duly approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of shareholders of the Company duly held in accordance with applicable law within 12 months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Option granted hereunder shall be null and void.

      Section 6.08. Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Optionee to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Optionee any withholding obligations with respect to Options under the Plan. In accordance with any applicable administrative guidelines it establishes, the Board may allow an Optionee to pay the amount of taxes required by law to be withheld by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of the Option or (ii) permitting the Optionee to deliver to the Company previously acquired shares of Common Stock, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Option unless and until the applicable tax withholding obligations have been satisfied.

      Section 6.09. Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan, and no payment or other adjustment shall be made in respect of any such fractional shares.

      Section 6.10. No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to the Company and its Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Options granted hereunder or that such tax treatment will apply or be available to an Optionee on account of participation in the Plan.

      Section 6.11. Miscellaneous. Headings are given to the articles and sections of the Plan solely for convenience and to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.


                 [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

                                                                   APPENDIX C
                                                                   ----------

                    CARRINGTON LABORATORIES, INC.

              AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                               CHARTER
                               -------

 1.   PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      * serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system,

      * recommend to the Board of Directors the engagement and discharge of the Corporation's independent accountants, and monitor their independence,

      * review and appraise the audit efforts of the Corporation's independent accountants, and

      *    provide  an  open   avenue  of   communication  among  the
           independent accountants, financial and senior management and the Board of Directors.

      The Audit Committee will primarily fulfill those responsibilities by carrying out the activities enumerated in Section IV of the Charter.

 II.  COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director (as that term is defined in Rule 4200 of the National Association of Securities Dealers, Inc.), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or shall become able to do so within a reasonable period of time after being appointed to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background giving him or her financial sophistication, which may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      Notwithstanding the preceding paragraph, one director who is not independent and is not a current employee of the Corporation or an immediate family member of such an employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances,
      (i) determines that such director's membership on the Committee is required by the best interests of the Corporation and its shareholders, and (ii) discloses the nature of the relationship and the reasons for that determination in the Corporation's next annual proxy statement subsequent to such determination.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board to serve until the next annual organizational meeting of the Board and until their respective successors shall be duly elected and qualified or until their earlier respective death, resignation, disqualification or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

 III. MEETINGS

      The Committee shall meet at least two times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

 IV.  RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

      Documents/Reports Review
      ------------------------

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the Corporation's annual financial statements and any financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

      3. Review with financial management and the independent accountants each Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

      Independent Auditors
      --------------------

      4. In recognition of the independent accountants' ultimate accountability to the Board of Directors and the Audit Committee, which are representatives of the Corporation's shareholders, the Committee shall review and evaluate the performance of the independent accountants and, when circumstances warrant, recommend to the Board the discharge of the independent accountants and the engagement of new independent accountants, considering their effectiveness, independence and cost.

      5. At least annually, (i) obtain from the accountants a formal written statement delineating all of their relationships with the Corporation, consistent with applicable standards promulgated by the Independence Standards Board, and (ii) actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the accountants' objectivity and independence. The Committee shall also recommend from time to time appropriate action to be taken by the Board to oversee the independence of the accountants.

      6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

      Financial Reporting Processes
      -----------------------------

      7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

      8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

      9. Consider and recommend to the Board, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

      Process Improvement
      -------------------

      10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

      11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

      12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

      13. Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Board, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

      14. Periodically evaluate the need for an internal audit function for the Corporation.

      Ethical and Legal Compliance
      ----------------------------

      15. Review and update periodically the Corporation's Business Conduct Policy and ensure that management has established a system to enforce this Policy.

      16. Review management's monitoring of the Corporation's compliance with its Business Conduct Policy and ensure that management has the proper review system in place to ensure that Corporation's financial statements, report and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

      17. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

      18. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

      19. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                               [ PROXY CARD ]

                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2004

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 22, 2004, at the Annual Meeting of Shareholders of  the

 Company to be  held on May  20, 2004, at  8:30 a.m. local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2003 Annual Report to Shareholders is hereby acknowledged.


                 (Continued and to be Signed on Reverse Side)

             The directors recommend a vote FOR items 1 2, and 3


 1.   ELECTION OF DIRECTORS.                                Nominees:
      [ ]  FOR nominee        [ ]  WITHHOLD AUTHORITY   Thomas J. Marquez
           listed at right         to vote for          Selvi Vescovi
           (except as marked       nominee listed       Ronald R. Blanck, D.O.
           to contrary below)      at right             Edwin Meese, III


      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name  on the following line.)
                   __________________________________________________

 2. The Company's proposal to approve amendments to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock issuable under the plan from 1,000,000 to 1,250,000.
      [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN

 3. The Company's proposal to approve the Company's 2004 Stock Option Plan to replace the Company's 1995 Stock Option Plan.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, FOR ITEMS 2 AND 3 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

      The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2004  ____________________________________________________
                                         Signature*

                           ____________________________________________________
                                         Signature of joint owner*

 * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.